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                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): April 17, 2001


                        IL FORNAIO (AMERICA) CORPORATION
               (Exact name of Company as specified in its charter)


          Delaware                       0-29410                 94-2766571
(State or other jurisdiction of    (Commission File No.)       (IRS Employer
incorporation or organization)                               Identification No.)


                         770 TAMALPAIS DRIVE, SUITE 400
                         CORTE MADERA, CALIFORNIA 94925
               (Address of principal executive offices) (Zip code)


                                 (415) 945-0500
                (Company's telephone number, including area code)



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Item 5. Other Events.

              On April 17, 2001, Il Fornaio (America) Corporation (the "Company") announced that it is currently in negotiations with Bruckmann, Rosser, Sherrill & Co., L.L.C. ("BRS") to amend the terms of the merger agreement, originally entered into in November 2000, between the Company and Manhattan Acquisition Corp., an affiliate of BRS. The Company's press release dated April 17, 2001, entitled "Il Fornaio Announces Negotiations to Amend Merger Agreement" is attached hereto as Exhibit 99.1.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits.

     Exhibit No.      Description
     -----------      -----------
         99.1         Press release of the Company dated April 17, 2001.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        IL FORNAIO (AMERICA) CORPORATION
                                        (Company)


Date:  April 17, 2001               By: /s/ Michael J. Hislop
                                        ---------------------------------------
                                        Michael J. Hislop
                                        President and Chief Executive Officer





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